UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : June 1, 2017

Landbay Inc
(Exact name of registrant as specifi ed in its charter)

New York
(State or other jurisdiction of incorporation or organization)

0001672572
(Commissions File Number)

81-1260549
(I.R.S. Employer Identification Number)

3906 Main Street, 207, Flushing, NY11354 Tel: 646-508-6285
Address of principal executive offi ces)      (Zip Code)

Registrant's telephone number, including area code: 646-508-6285

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01

On June 1, 2017, Landbay Inc do a 1-for-100 reverse stock split.

The 99,900,000,000 class A issued common shares, the par value of each share $0.0000001 has been changed to the 999,000,000 class A issued common share, the par value of each share $0.00001.

The total number of shares which the corporation authorized and issued will be 999,000,000. All these shares will be class A common shares, the par value of each share will be $0.00001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Wanjun Xie
Wanjun Xie, President
Date: June 1, 2017